OTHER FINANCIAL ASSETS (Tables)	12 Months Ended
Dec. 31, 2022
Categories of financial assets [abstract]
Other financial assets

As at December 31,	2022	2021
Derivative assets (Note 17)	$2.8	$—
Loans and other receivables	19.3	22.5
Investments in equity securities and warrants	52.3	75.5
Convertible loan receivable(i)	—	10.0
	$74.4	$108.0
Current	$16.6	$27.0
Non-current	57.8	81.0
	$74.4	$108.0
(i)On May 27, 2020, the Company completed the sale of its Royalty Portfolio to Nomad Royalty Company Ltd. ("Nomad") and received $64.2 million in consideration, including $10.0 million in cash, $10.8 million being the fair value of the $10.0 million deferred cash payment (convertible loan receivable) and $43.4 million in Nomad common shares. The deferred cash payment was measured at fair value due to the convertible nature of the financial instrument. Pursuant to the terms in the Deferred Payment Agreement, Yamana received interest on the deferred cash payment of 3% calculated and payable on a quarterly basis, and the deferred cash payment was convertible at any time, in whole or in part, by Yamana into shares of Nomad at C$0.90 per share. Yamana received the deferred cash payment in full in May 2022.